Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2023
Summary Prospectus

Somerset Capital Management LLP (Somerset) no longer serves as a sub-adviser for the fund. The following section is updated to reflect the current listing of sub-advisers, and all other references to Somerset are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Acadian Asset Management LLC, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Geode Capital Management, LLC, Schroder Investment Management North America Inc., and T. Rowe Price Associates, Inc. have been retained to serve as  sub-advisers for the fund.
FIL Investment Advisors (UK) (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), Schroder Investment Management North America Limited (SIMNA Ltd.), and T. Rowe Price Singapore Private Ltd. (T. Rowe Singapore) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SAE-SUSTK-0224-102 1.9879803.102	February 16, 2024